UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SYMANTEC CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Meeting Information SYMANTEC CORPORATION Meeting Type: Annual Meeting For holders as of: August 7, 2017 Date: October 5, 2017 Time: 9:00 AM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SYMC2017. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SYMC2017 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). SYMANTEC CORPORATION You are receiving this communication because you hold shares in 350 ELLIS STREET the company named above. MOUNTAIN VIEW, CA 94043 ATTN: CORPORATE SECRETARY This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 5, 2017.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 21, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/SYMC2017. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote The Board of Directors recommends that you vote FOR the following: FOR proposals 2, 3 and 4. 1. Election of Directors 2. Ratification of the appointment of KPMG LLP as Nominees: our independent registered public accounting firm for the 2018 fiscal year. 1a. Gregory S. Clark 3. Amendments to our 2013 Equity Incentive Plan, 1b. Frank E. Dangeard as amended. 4. Advisory vote to approve executive compensation. 1c. Kenneth Y. Hao The Board of Directors recommends that you vote 1d. David W. Humphrey 1 YEAR on the following proposal: 5. Advisory vote on the frequency of future advisory 1e. Geraldine B. Laybourne votes on executive compensation. The Board of Directors recommends that you vote 1f. David L. Mahoney AGAINST proposals 6 and 7. 1g. Robert S. Miller 6. Stockholder proposal regarding executive pay confidential voting, if properly presented at the meeting. 1h. Anita M. Sands 7. Stockholder proposal regarding executives to retain significant stock, if properly presented at 1i. Daniel H. Schulman the meeting. NOTE: Such other business as may properly come 1j. V. Paul Unruh before the meeting or any adjournment thereof. 1k. Suzanne M. Vautrinot